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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to Registration Statement of our report dated February 19, 1999 included in Cafe Odyssey, Inc.'s Form 10-KSB for the year ended January 3, 1999 and to all references to our firm included in this Registration Statement.


                                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota

April 14, 2000




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